Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Ed Sweeney 646.231.0268

BlackRock Reports First Quarter 2024 Diluted EPS of $10.48, or $9.81 as adjusted
New York, April 12, 2024 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three months ended March 31, 2024.

$76 billion of quarterly long-term net inflows reflect continued strength of broad-based platform with positive flows across asset classes and client types

$57 billion of quarterly total net inflows also reflect seasonal outflows from cash management

Record $10.5 trillion in AUM, up $1.4 trillion year-over-year, driven by consistent organic growth and positive market movements

11% increase in revenue year-over-year, primarily driven by the positive impact of markets on average AUM, organic base fee growth, and higher performance fees and technology services revenue

18% increase in operating income year-over-year (17% as adjusted)

37% increase in diluted EPS year-over-year (24% as adjusted) also reflects higher nonoperating income and a lower effective tax rate in the current quarter

Issued $3 billion of debt to fund a portion of the cash consideration for the planned acquisition of Global Infrastructure Partners

$375 million of share repurchases in the current quarter and 2% increase in quarterly cash dividend to $5.10 per share

Laurence D. Fink, Chairman and CEO:

“BlackRock’s momentum continues to build, with accelerating client activity and line of sight into the funding of significant wealth, institutional, and Aladdin mandates. Organic asset and base fee growth accelerated into the end of the quarter, and first quarter long-term net inflows of $76 billion already represent nearly 40% of full year 2023 levels.

“Clients are turning to BlackRock to unlock the full potential of their portfolios, reflected in industry-leading total net inflows of $236 billion over the last twelve months. We continue to deliver sustained asset and technology services growth at scale, with a double-digit increase in technology services revenue, 180 basis points of margin expansion and 24% growth in EPS year-over-year, as adjusted.

“Being a growth company requires our continual innovation, investment, and client focus. BlackRock has stayed connected with our clients and invested in our platform over years, in anticipation of clients' evolving needs. Through this connectivity, we are having richer conversations with clients than ever before about their whole portfolio and in many cases deepening our relationships with them.

“With markets full of complexity and opportunity, clients are increasingly coming to BlackRock for insights and advice. We see significant growth potential in infrastructure, technology, retirement and whole portfolio solutions, with a strong pipeline that has some of the best breadth that we’ve ever seen. We will continue to stay in front of client needs to deliver long-term growth for our clients, shareholders and employees.”

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
	Q1	Q1		Q1
(in millions, except per share data)	2024	2023	(in billions)	2024	LTM(2)
AUM	$10,472,500	$9,090,271	Long-term net flows:	$76	$183
% change	15%
Average AUM	$10,177,170	$8,902,588	By region:
% change	14%		Americas	$58	$133
Total net flows	$57,190	$110,318	EMEA	19	24
			APAC	(1)	26
GAAP basis:
Revenue	$4,728	$4,243	By client type:
% change	11%
Operating income	$1,693	$1,438	Retail:	$7	$(2)
% change	18%		US	7	2
Operating margin	35.8%	33.9%	International	0.3	(4)
Net income(1)	$1,573	$1,157
% change	36%		ETFs:	$67	$231
Diluted EPS	$10.48	$7.64	Core equity	37	116
% change	37%		Strategic	14	90
Weighted-average diluted shares	150.1	151.3	Precision	16	25
% change	(1)%
			Institutional:	$2	$(47)
As Adjusted(2):			Active	15	30
Operating income	$1,775	$1,511	Index	(13)	(77)
% change	17%
Operating margin	42.2%	40.4%
Net income(1)	$1,473	$1,200	Cash management net flows	$(19)	$52
% change	23%
Diluted EPS	$9.81	$7.93
% change	24%		Total net flows	$57	$236
_________________________			_________________________

(1)   Net income represents net income attributable to BlackRock, Inc.
(2)   See pages 9 through 11 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

			(1) Totals may not add due to rounding. (2) Amounts represent last twelve months net flows from April 1, 2023 to March 31, 2024.

BUSINESS RESULTS

					Q1 2024
			Q1 2024		Base fees(1)
			Base fees(1)	March 31, 2024	and securities
	Q1 2024	March 31, 2024	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY CLIENT TYPE
Retail	$7,161	$973,985	$1,041	9%	28%
ETFs	67,240	3,745,642	1,567	36%	41%
Institutional:
Active	14,686	1,961,376	697	19%	18%
Index	(12,673)	3,045,715	228	29%	6%
Total institutional	2,013	5,007,091	925	48%	24%
Long-term	76,414	9,726,718	3,533	93%	93%
Cash management	(19,224)	745,782	245	7%	7%
Total	$57,190	$10,472,500	$3,778	100%	100%

RESULTS BY INVESTMENT STYLE
Active	$14,897	$2,691,933	$1,681	26%	44%
Index and ETFs	61,517	7,034,785	1,852	67%	49%
Long-term	76,414	9,726,718	3,533	93%	93%
Cash management	(19,224)	745,782	245	7%	7%
Total	$57,190	$10,472,500	$3,778	100%	100%

RESULTS BY PRODUCT TYPE
Equity	$18,421	$5,717,852	$1,893	54%	50%
Fixed income	41,736	2,805,745	903	27%	24%
Multi-asset	5,097	906,597	314	9%	8%
Alternatives:
Illiquid alternatives	1,214	137,254	240	1%	6%
Liquid alternatives	(1,914)	75,365	138	1%	4%
Currency and commodities	11,860	83,905	45	1%	1%
Total Alternatives	11,160	296,524	423	3%	11%
Long-term	76,414	9,726,718	3,533	93%	93%
Cash management	(19,224)	745,782	245	7%	7%
Total	$57,190	$10,472,500	$3,778	100%	100%

(1)
Base fees include investment advisory and administration fees.

INVESTMENT PERFORMANCE AT March 31, 2024(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	72%	82%	93%
Tax-exempt	67%	47%	44%
Index AUM within or above applicable tolerance	98%	100%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	66%	41%	79%
Systematic	92%	88%	90%
Index AUM within or above applicable tolerance	97%	99%	99%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 14 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Friday, April 12, 2024 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (773) 305-6865, or from outside the United States, (866) 409-1555, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 5586428). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Friday, April 12, 2024. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	March 31,				December 31,
	2024	2023	Change		2023	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$3,627	$3,335	$292		$3,448	$179
Securities lending revenue	151	167	(16)		157	(6)
Total investment advisory, administration fees and securities lending revenue	3,778	3,502	276		3,605	173
Investment advisory performance fees	204	55	149		311	(107)
Technology services revenue	377	340	37		379	(2)
Distribution fees	310	319	(9)		303	7
Advisory and other revenue	59	27	32		33	26
Total revenue	4,728	4,243	485		4,631	97

Expense
Employee compensation and benefits	1,580	1,427	153		1,503	77
Sales, asset and account expense:
Distribution and servicing costs	518	505	13		502	16
Direct fund expense	338	315	23		318	20
Sub-advisory and other	32	26	6		35	(3)
Total sales, asset and account expense	888	846	42		855	33
General and administration expense	529	495	34		589	(60)
Restructuring charge	-	-	-		61	(61)
Amortization of intangible assets	38	37	1		38	-
Total expense	3,035	2,805	230		3,046	(11)

Operating income	1,693	1,438	255		1,585	108

Nonoperating income (expense)
Net gain (loss) on investments	171	89	82		265	(94)
Interest and dividend income	141	86	55		159	(18)
Interest expense	(92)	(59)	(33)		(82)	(10)
Total nonoperating income (expense)	220	116	104		342	(122)

Income before income taxes	1,913	1,554	359		1,927	(14)
Income tax expense	290	385	(95)		438	(148)
Net income	1,623	1,169	454		1,489	134
Less:
Net income (loss) attributable to noncontrolling interests	50	12	38		114	(64)
Net income attributable to BlackRock, Inc.	$1,573	$1,157	$416		$1,375	$198

Weighted-average common shares outstanding
Basic	148.7	149.9	(1.2)		148.7	0.0
Diluted	150.1	151.3	(1.2)		150.2	(0.1)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$10.58	$7.72	$2.86		$9.25	$1.33
Diluted	$10.48	$7.64	$2.84		$9.15	$1.33
Cash dividends declared and paid per share	$5.10	$5.00	$0.10		$5.00	$0.10

Supplemental information:

AUM (end of period)	$10,472,500	$9,090,271	$1,382,229		$10,008,995	$463,505
Shares outstanding (end of period)	148.8	149.9	(1.1)		148.5	0.3
GAAP:
Operating margin	35.8%	33.9%	190	bps	34.2%	160	bps
Effective tax rate	15.6%	25.0%	(940)	bps	24.2%	(860)	bps
As adjusted:
Operating income (1)	$1,775	$1,511	$264		$1,716	$59
Operating margin (1)	42.2%	40.4%	180	bps	41.6%	60	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$139	$87	$52		$199	$(60)
Net income attributable to BlackRock, Inc. (3)	$1,473	$1,200	$273		$1,451	$22
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$9.81	$7.93	$1.88		$9.66	$0.15
Effective tax rate	23.0%	25.0%	(200)	bps	24.2%	(120)	bps

See pages 9 through 11 for the reconciliation to accounting principles generally accepted in the United States ("GAAP") and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. Beginning in the first quarter of 2024, BlackRock, Inc. updated the presentation of the Company’s expense line items within the consolidated statements of income by including a new “sales, asset, and account expense” income statement caption. Such expense line items have been recast for 2022 and 2023 to conform to this new presentation. See page 12 for a recast of 2022 and 2023 expense line items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product Type
		Net
	December 31,	inflows	Market		March 31,
	2023	(outflows)	change	FX impact(1)	2024	Average AUM(2)
Retail:
Equity	$435,734	$4,089	$33,254	$(1,639)	$471,438	$450,355
Fixed income	312,799	2,867	(153)	(509)	315,004	313,279
Multi-asset	139,537	844	5,996	(195)	146,182	141,829
Alternatives	41,627	(639)	508	(135)	41,361	41,366
Retail subtotal	929,697	7,161	39,605	(2,478)	973,985	946,829
ETFs:
Equity	2,532,631	36,754	191,180	(7,789)	2,752,776	2,617,233
Fixed income	898,403	18,208	(8,715)	(3,141)	904,755	901,248
Multi-asset	9,140	(445)	416	(68)	9,043	8,897
Alternatives	59,125	12,723	7,281	(61)	79,068	66,468
ETFs subtotal	3,499,299	67,240	190,162	(11,059)	3,745,642	3,593,846
Institutional:
Active:
Equity	186,688	3,306	14,921	(1,873)	203,042	192,595
Fixed income	836,823	5,295	(1,079)	(4,241)	836,798	833,014
Multi-asset	717,182	6,288	29,679	(5,132)	748,017	726,435
Alternatives	171,980	(203)	2,752	(1,010)	173,519	172,521
Active subtotal	1,912,673	14,686	46,273	(12,256)	1,961,376	1,924,565
Index:
Equity	2,138,291	(25,728)	201,611	(23,578)	2,290,596	2,203,945
Fixed income	756,001	15,366	(3,851)	(18,328)	749,188	745,743
Multi-asset	4,945	(1,590)	44	(44)	3,355	4,199
Alternatives	3,252	(721)	71	(26)	2,576	3,004
Index subtotal	2,902,489	(12,673)	197,875	(41,976)	3,045,715	2,956,891
Institutional subtotal	4,815,162	2,013	244,148	(54,232)	5,007,091	4,881,456
Long-term	9,244,158	76,414	473,915	(67,769)	9,726,718	9,422,131
Cash management	764,837	(19,224)	2,480	(2,311)	745,782	755,039
Total	$10,008,995	$57,190	$476,395	$(70,080)	$10,472,500	$10,177,170
Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2023	(outflows)	change	FX impact(1)	2024	Average AUM(2)
Active:
Equity	$427,448	$(587)	$31,599	$(2,795)	$455,665	$437,270
Fixed income	1,123,422	9,193	(967)	(4,442)	1,127,206	1,121,126
Multi-asset	856,705	7,133	35,675	(5,327)	894,186	868,251
Alternatives	213,603	(842)	3,260	(1,145)	214,876	213,885
Active subtotal	2,621,178	14,897	69,567	(13,709)	2,691,933	2,640,532
Index and ETFs:
ETFs:
Equity	2,532,631	36,754	191,180	(7,789)	2,752,776	2,617,233
Fixed income	898,403	18,208	(8,715)	(3,141)	904,755	901,248
Multi-asset	9,140	(445)	416	(68)	9,043	8,897
Alternatives	59,125	12,723	7,281	(61)	79,068	66,468
ETFs subtotal	3,499,299	67,240	190,162	(11,059)	3,745,642	3,593,846
Non-ETF Index:
Equity	2,333,265	(17,746)	218,187	(24,295)	2,509,411	2,409,625
Fixed income	782,201	14,335	(4,116)	(18,636)	773,784	770,910
Multi-asset	4,959	(1,591)	44	(44)	3,368	4,212
Alternatives	3,256	(721)	71	(26)	2,580	3,006
Non-ETF Index subtotal	3,123,681	(5,723)	214,186	(43,001)	3,289,143	3,187,753
Index and ETFs subtotal	6,622,980	61,517	404,348	(54,060)	7,034,785	6,781,599
Long-term	$9,244,158	$76,414	$473,915	$(67,769)	$9,726,718	$9,422,131
Current Quarter Component Changes by Product Type (Long-Term)
		Net
	December 31,	inflows	Market		March 31,
	2023	(outflows)	change	FX impact(1)	2024	Average AUM(2)
Equity	$5,293,344	$18,421	$440,966	$(34,879)	$5,717,852	$5,464,128
Fixed income	2,804,026	41,736	(13,798)	(26,219)	2,805,745	2,793,284
Multi-asset	870,804	5,097	36,135	(5,439)	906,597	881,360
Alternatives:
Illiquid alternatives	136,909	1,214	(132)	(737)	137,254	136,617
Liquid alternatives	74,233	(1,914)	3,375	(329)	75,365	74,923
Currency and commodities(3)	64,842	11,860	7,369	(166)	83,905	71,819
Alternatives subtotal	275,984	11,160	10,612	(1,232)	296,524	283,359
Long-term	$9,244,158	$76,414	$473,915	$(67,769)	$9,726,718	$9,422,131

(1)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(2)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(3)
Amounts include commodity ETFs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product Type
		Net
	March 31,	inflows		Market		March 31,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2024	Average AUM(3)
Retail:
Equity	$394,274	$4,900	$-	$71,775	$489	$471,438	$418,650
Fixed income	305,937	(25)	-	7,456	1,636	315,004	307,972
Multi-asset	128,681	1,752	-	15,678	71	146,182	134,592
Alternatives	48,087	(8,221)	-	1,462	33	41,361	43,616
Retail subtotal	876,979	(1,594)	-	96,371	2,229	973,985	904,830
ETFs:
Equity	2,191,437	128,083	-	436,890	(3,634)	2,752,776	2,375,459
Fixed income	810,776	96,651	-	(1,816)	(856)	904,755	853,864
Multi-asset	7,688	436	-	926	(7)	9,043	8,176
Alternatives	64,402	6,307	-	8,347	12	79,068	63,365
ETFs subtotal	3,074,303	231,477	-	444,347	(4,485)	3,745,642	3,300,864
Institutional:
Active:
Equity	176,053	(6,313)	-	34,025	(723)	203,042	180,695
Fixed income	814,637	(5,693)	-	30,449	(2,595)	836,798	808,740
Multi-asset	629,018	35,366	-	84,191	(558)	748,017	674,967
Alternatives	158,632	6,897	2,177	5,952	(139)	173,519	166,809
Active subtotal	1,778,340	30,257	2,177	154,617	(4,015)	1,961,376	1,831,211
Index:
Equity	1,945,580	(112,948)	-	481,253	(23,289)	2,290,596	2,056,449
Fixed income	722,394	40,014	-	5,469	(18,689)	749,188	720,887
Multi-asset	6,493	(3,346)	-	351	(143)	3,355	5,296
Alternatives	3,244	(695)	-	67	(40)	2,576	3,184
Index subtotal	2,677,711	(76,975)	-	487,140	(42,161)	3,045,715	2,785,816
Institutional subtotal	4,456,051	(46,718)	2,177	641,757	(46,176)	5,007,091	4,617,027
Long-term	8,407,333	183,165	2,177	1,182,475	(48,432)	9,726,718	8,822,721
Cash management	682,938	52,403	-	9,391	1,050	745,782	719,487
Total	$9,090,271	$235,568	$2,177	$1,191,866	$(47,382)	$10,472,500	$9,542,208
Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows		Market		March 31,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2024	Average AUM(3)
Active:
Equity	$410,889	$(22,266)	$-	$67,830	$(788)	$455,665	$417,566
Fixed income	1,098,737	(7,696)	-	37,357	(1,192)	1,127,206	1,091,806
Multi-asset	757,692	37,114	-	99,866	(486)	894,186	809,548
Alternatives	206,716	(1,325)	2,177	7,414	(106)	214,876	210,424
Active subtotal	2,474,034	5,827	2,177	212,467	(2,572)	2,691,933	2,529,344
Index and ETFs:
ETFs:
Equity	2,191,437	128,083	-	436,890	(3,634)	2,752,776	2,375,459
Fixed income	810,776	96,651	-	(1,816)	(856)	904,755	853,864
Multi-asset	7,688	436	-	926	(7)	9,043	8,176
Alternatives	64,402	6,307	-	8,347	12	79,068	63,365
ETFs subtotal	3,074,303	231,477	-	444,347	(4,485)	3,745,642	3,300,864
Non-ETF Index:
Equity	2,105,018	(92,095)	-	519,223	(22,735)	2,509,411	2,238,228
Fixed income	744,231	41,992	-	6,017	(18,456)	773,784	745,793
Multi-asset	6,500	(3,342)	-	354	(144)	3,368	5,307
Alternatives	3,247	(694)	-	67	(40)	2,580	3,185
Non-ETF Index subtotal	2,858,996	(54,139)	-	525,661	(41,375)	3,289,143	2,992,513
Index and ETFs subtotal	5,933,299	177,338	-	970,008	(45,860)	7,034,785	6,293,377
Long-term	$8,407,333	$183,165	$2,177	$1,182,475	$(48,432)	$9,726,718	$8,822,721
Year-over-Year Component Changes by Product Type (Long-Term)
		Net
	March 31,	inflows		Market		March 31,
	2023	(outflows)	Acquisition(1)	change	FX impact(2)	2024	Average AUM(3)
Equity	$4,707,344	$13,722	$-	$1,023,943	$(27,157)	$5,717,852	$5,031,253
Fixed income	2,653,744	130,947	-	41,558	(20,504)	2,805,745	2,691,463
Multi-asset	771,880	34,208	-	101,146	(637)	906,597	823,031
Alternatives:
Illiquid alternatives	123,416	10,446	2,177	1,128	87	137,254	131,461
Liquid alternatives	80,151	(11,159)	-	6,420	(47)	75,365	76,294
Currency and commodities(4)	70,798	5,001	-	8,280	(174)	83,905	69,219
Alternatives subtotal	274,365	4,288	2,177	15,828	(134)	296,524	276,974
Long-term	$8,407,333	$183,165	$2,177	$1,182,475	$(48,432)	$9,726,718	$8,822,721

(1)
Amounts include AUM attributable to the acquisition of Kreos Capital in August 2023 (the "Kreos Transaction").
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)
Amounts include commodity ETFs.

SUMMARY OF REVENUE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2024	2023	Change	2023	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$516	$500	$16	$484	$32
ETFs	1,190	1,078	112	1,102	88
Non-ETF Index	187	177	10	183	4
Equity subtotal	1,893	1,755	138	1,769	124
Fixed income:
Active	484	468	16	468	16
ETFs	327	295	32	311	16
Non-ETF Index	92	87	5	85	7
Fixed income subtotal	903	850	53	864	39
Multi-asset	314	296	18	299	15
Alternatives:
Illiquid alternatives	240	201	39	251	(11)
Liquid alternatives	138	145	(7)	138	-
Currency and commodities	45	46	(1)	44	1
Alternatives subtotal	423	392	31	433	(10)
Long-term	3,533	3,293	240	3,365	168
Cash management	245	209	36	240	5
Total investment advisory, administration fees and securities lending revenue	3,778	3,502	276	3,605	173
Investment advisory performance fees:
Equity	8	6	2	61	(53)
Fixed income	4	1	3	2	2
Multi-asset	2	15	(13)	5	(3)
Alternatives:
Illiquid alternatives	125	21	104	149	(24)
Liquid alternatives	65	12	53	94	(29)
Alternatives subtotal	190	33	157	243	(53)
Total investment advisory performance fees	204	55	149	311	(107)
Technology services revenue	377	340	37	379	(2)
Distribution fees	310	319	(9)	303	7
Advisory and other revenue:
Advisory	13	14	(1)	15	(2)
Other	46	13	33	18	28
Total advisory and other revenue	59	27	32	33	26
Total revenue	$4,728	$4,243	$485	$4,631	$97

Highlights

•
Investment advisory, administration fees and securities lending revenue increased $276 million from the first quarter of 2023, primarily driven by the impact of market beta on average AUM, positive organic base fee growth and the effect of one additional day in the current quarter, partially offset by lower securities lending revenue. Securities lending revenue of $151 million decreased from $167 million in the first quarter of 2023, primarily reflecting lower spreads.

Investment advisory, administration fees and securities lending revenue increased $173 million from the fourth quarter of 2023, primarily driven by the impact of market beta on average AUM and positive organic base fee growth, partially offset by the effect of one fewer day in the quarter. Securities lending revenue of $151 million decreased from $157 million in the fourth quarter of 2023, primarily reflecting lower spreads.

•
Performance fees increased $149 million from the first quarter of 2023, reflecting higher revenue from alternative products.

Performance fees decreased $107 million from the fourth quarter of 2023, primarily reflecting a seasonally higher number of products with performance measurement periods that end in the fourth quarter.

•
Technology services revenue increased $37 million from the first quarter of 2023, reflecting sustained demand for Aladdin technology offerings. Technology services annual contract value (“ACV”)(1) increased 9% from the first quarter of 2023.
•
Advisory and other revenue increased $32 million from the first quarter of 2023 and $26 million from the fourth quarter of 2023, reflecting higher transition management assignments and the impact of recording earnings (losses) from certain equity method minority investments within nonoperating income (expense) beginning in the first quarter of 2024.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 11 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2024	2023	Change	2023	Change
Operating expense
Employee compensation and benefits	$1,580	$1,427	$153	$1,503	$77
Sales, asset and account expense(1):
Distribution and servicing costs	518	505	13	502	16
Direct fund expense	338	315	23	318	20
Sub-advisory and other	32	26	6	35	(3)
Total sales, asset and account expense	888	846	42	855	33
General and administration expense:
Marketing and promotional	82	74	8	87	(5)
Occupancy and office related	101	110	(9)	105	(4)
Portfolio services	66	68	(2)	68	(2)
Technology	160	135	25	186	(26)
Professional services	58	42	16	67	(9)
Communications	10	12	(2)	11	(1)
Foreign exchange remeasurement	2	(1)	3	(4)	6
Contingent consideration fair value adjustments	(7)	-	(7)	2	(9)
Other general and administration	57	55	2	67	(10)
Total general and administration expense	529	495	34	589	(60)
Restructuring charge	-	-	-	61	(61)
Amortization of intangible assets	38	37	1	38	-
Total operating expense	$3,035	$2,805	$230	$3,046	$(11)

(1)
Beginning in the first quarter of 2024, BlackRock, Inc. updated the presentation of the Company’s expense line items within the consolidated statements of income by including a new “sales, asset, and account expense” income statement caption. Such expense line items have been recast for 2022 and 2023 to conform to this new presentation. See page 12 for a recast of 2022 and 2023 expense line items.

Highlights

•
Employee compensation and benefits expense increased $153 million from the first quarter of 2023, reflecting higher incentive compensation, primarily as a result of higher operating income and performance fees.

Employee compensation and benefits expense increased $77 million from the fourth quarter of 2023, reflecting higher seasonal payroll taxes and the impact of higher operating income, partially offset by lower incentive compensation driven by lower performance fees and lower severance.

•
Sales, assets and account expense increased $42 million from the first quarter of 2023 and $33 million from the fourth quarter of 2023, driven by higher direct fund expense and distribution and servicing costs, primarily reflecting higher average AUM. In addition, the increase in direct fund expense from the fourth quarter of 2023 included the impact of certain rebates that seasonally occur in the fourth quarter.
•
General and administrative expense increased $34 million from the first quarter of 2023, primarily due to higher technology and professional services expense including higher transaction-related expense in the current quarter.

General and administrative expense decreased $60 million from the fourth quarter of 2023, primarily due to lower technology and other general and administration expense including lower costs related to legal matters.

•
In the fourth quarter of 2023, a restructuring charge of $61 million, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, was recorded in connection with initiatives to reorganize specific platforms, primarily Aladdin and illiquid alternative investments.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2024	2023	Change	2023	Change
Nonoperating income (expense), GAAP basis	$220	$116	$104	$342	$(122)
Less: Net income (loss) attributable to noncontrolling interests ("NCI")	50	12	38	114	(64)
Nonoperating income (expense), net of NCI	170	104	66	228	(58)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	31	17	14	29	2
Nonoperating income (expense), net of NCI, as adjusted(2)	$139	$87	$52	$199	$(60)

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2024	2023	Change	2023	Change
Net gain (loss) on investments, net of NCI
Private equity	$8	$39	$(31)	$68	$(60)
Real assets	(3)	6	(9)	2	(5)
Other alternatives(3)	14	6	8	17	(3)
Other investments(4)	31	12	19	15	16
Hedge gain (loss) on deferred cash compensation plans(1)	31	17	14	29	2
Subtotal	81	80	1	131	(50)
Other income/gain (expense/loss)(5)	40	(3)	43	20	20
Total net gain (loss) on investments, net of NCI	121	77	44	151	(30)
Interest and dividend income	141	86	55	159	(18)
Interest expense	(92)	(59)	(33)	(82)	(10)
Net interest income (expense)	49	27	22	77	(28)
Nonoperating income (expense), net of NCI	170	104	66	228	(58)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	31	17	14	29	2
Nonoperating income (expense), net of NCI, as adjusted(2)	$139	$87	$52	$199	$(60)

(1)
Amounts relate to the gains (losses) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP, see notes to the condensed consolidated statements of income and supplemental information on pages 9 through 11.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to BlackRock's seed investment portfolio, net of impact of certain hedges.
(5)
Amount for the three months ended March 31, 2024, includes earnings (losses) from certain equity method minority investments, which the Company recorded within nonoperating income (expense) beginning in the first quarter of 2024. Additional amounts include noncash pre-tax gains (losses) related to the revaluation of certain minority investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months
	Ended			Ended
	March 31,			December 31,
(in millions), (unaudited)	2024	2023	Change	2023	Change
Income tax expense	$290	$385	$(95)	$438	$(148)
Effective tax rate	15.6%	25.0%	(940) bps	24.2%	(860) bps

Highlights

•
First quarter 2024 income tax expense included a discrete tax benefit of $137 million recognized in connection with the reorganization and establishment of a more efficient global intellectual property and technology platform and corporate structure. This discrete tax benefit has been excluded from as adjusted results due to the nonrecurring nature of the intellectual property reorganization. In addition, first quarter 2024 income tax expense included $28 million of discrete tax benefits, including a benefit related to stock-based compensation awards that vested in the first quarter.
•
First quarter 2023 income tax expense included a $38 million discrete tax benefit related to stock-based compensation awards that vested in the first quarter, offset by a $38 million discrete tax expense related to the resolution of certain outstanding tax matters.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2024	2023	2023
Operating income, GAAP basis	$1,693	$1,438	$1,585
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	27	20	28
Amortization of intangible assets (b)	38	37	38
Acquisition-related compensation costs (b)	2	5	2
Acquisition-related transaction costs (b)(1)	22	-	-
Contingent consideration fair value adjustments (b)	(7)	-	2
Lease costs - New York (c)	-	11	-
Restructuring charge (d)	-	-	61
Operating income, as adjusted (1)	$1,775	$1,511	$1,716
Revenue, GAAP basis	$4,728	$4,243	$4,631
Non-GAAP adjustments:
Distribution fees	(310)	(319)	(303)
Investment advisory fees	(208)	(186)	(199)
Revenue used for operating margin measurement	$4,210	$3,738	$4,129
Operating margin, GAAP basis	35.8%	33.9%	34.2%
Operating margin, as adjusted (1)	42.2%	40.4%	41.6%

(1)
Amounts included within general and administration expense.

See note (1) to the condensed consolidated statements of income and supplemental information on pages 10 and 11 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions), (unaudited)	2024	2023	2023
Nonoperating income (expense), GAAP basis	$220	$116	$342
Less: Net income (loss) attributable to NCI	50	12	114
Nonoperating income (expense), net of NCI	170	104	228
Less: Hedge gain (loss) on deferred cash compensation plans (a)	31	17	29
Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted (2)	$139	$87	$199

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 10 and 11 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended
	March 31,		December 31,
(in millions, except per share data), (unaudited)	2024	2023	2023
Net income attributable to BlackRock, Inc., GAAP basis	$1,573	$1,157	$1,375
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	(3)	2	(1)
Amortization of intangible assets (b)	28	28	28
Acquisition-related compensation costs (b)	2	4	1
Acquisition-related transaction costs (b)	15	-	-
Contingent consideration fair value adjustments (b)	(5)	-	2
Lease costs - New York (c)	-	9	-
Restructuring charge (d)	-	-	46
Income tax matters	(137)	-	-
Net income attributable to BlackRock, Inc., as adjusted (3)	$1,473	$1,200	$1,451
Diluted weighted-average common shares outstanding	150.1	151.3	150.2
Diluted earnings per common share, GAAP basis	$10.48	$7.64	$9.15
Diluted earnings per common share, as adjusted (3)	$9.81	$7.93	$9.66

(1)
Non-GAAP adjustments, excluding income tax matters, are net of tax.

See note (3) to the condensed consolidated statements of income and supplemental information on page 11 for more information on as adjusted items.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with GAAP; however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations and reconciliations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•
Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. The Company excludes compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company hedges economically. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition related costs. Acquisition related costs include adjustments related to amortization of intangible assets, other acquisition-related costs, including professional fees and compensation costs for nonrecurring retention-related deferred compensation, and contingent consideration fair value adjustments incurred in connection with certain acquisitions. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Lease costs – New York. In 2023, the Company continued to recognize lease expense within general and administration expense for both its current headquarters located at 50 Hudson Yards in New York and prior headquarters until the Company's lease on its prior headquarters expired in April 2023. The Company began lease payments related to its current headquarters in May 2023, but began recording lease expense in August 2021 when it obtained access to the building to begin its tenant improvements. Prior to the Company’s move to its current headquarters in February 2023, the impact of lease costs related to 50 Hudson Yards was excluded from operating income, as adjusted. In February 2023, the Company completed the majority of its move to 50 Hudson Yards and no longer excluded the impact of these lease costs. Subsequently, from February 2023 through April 2023, the Company excluded the impact of lease costs related to the Company's prior headquarters. Management believes excluding the impact of these respective New York lease costs (“Lease costs – New York”) when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.

(d)
Restructuring charge. In the fourth quarter of 2023, the Company recorded a restructuring charge, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, in connection with initiatives to reorganize specific platforms, primarily Aladdin and illiquid alternative investments. Management believes excluding the impact of these restructuring charges when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.
•
Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed-through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed-through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. Amount for income tax matters includes a discrete tax benefit of $137 million recognized in connection with the reorganization and establishment of a more efficient global intellectual property and technology platform and corporate structure. This discrete tax benefit has been excluded from as adjusted results due to the nonrecurring nature of the intellectual property reorganization.

Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services’ ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services revenue over time, as it is linked to the net new business in technology services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless we have received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

Recast of 2023 and 2022 operating expense line items(1)

2023 OPERATING EXPENSE LINE ITEM RECAST
	Three Months Ended								Year Ended
	March 31		June 30		September 30		December 31		December 31
	Operating		Operating		Operating		Operating		Operating
	Expense	Previously	Expense	Previously	Expense	Previously	Expense	Previously	Expense	Previously
(in millions), (unaudited)	Recast	Reported	Recast	Reported	Recast	Reported	Recast	Reported	Recast	Reported
Expense
Employee compensation and benefits	$1,427	$1,427	$1,429	$1,429	$1,420	$1,420	$1,503	$1,503	$5,779	$5,779
Sales, asset and account expense
Distribution and servicing costs	505	505	518	518	526	526	502	502	2,051	2,051
Direct fund expenses	315	315	344	344	354	354	318	318	1,331	1,331
Sub-advisory and other	26	-	27	-	28	-	35	-	116	-
Total sales, asset and account expense	846	820	889	862	908	880	855	820	3,498	3,382
General and administration	495	521	493	520	518	546	589	624	2,095	2,211
Restructuring charge	-	-	-	-	-	-	61	61	61	61
Amortization of intangible assets	37	37	37	37	39	39	38	38	151	151
Total expense	$2,805	$2,805	$2,848	$2,848	$2,885	$2,885	$3,046	$3,046	$11,584	$11,584
	-	-	-	-	-	-	-	-	-	-
2022 OPERATING EXPENSE LINE ITEM RECAST
	Three Months Ended								Year Ended
	March 31		June 30		September 30		December 31		December 31
	Operating		Operating		Operating		Operating		Operating
	Expense	Previously	Expense	Previously	Expense	Previously	Expense	Previously	Expense	Previously
(in millions), (unaudited)	Recast	Reported	Recast	Reported	Recast	Reported	Recast	Reported	Recast	Reported
Expense
Employee compensation and benefits	$1,498	$1,498	$1,414	$1,414	$1,339	$1,339	$1,430	$1,430	$5,681	$5,681
Sales, asset and account expense
Distribution and servicing costs	574	574	572	572	536	536	497	497	2,179	2,179
Direct fund expenses	329	329	304	304	318	318	275	275	1,226	1,226
Sub-advisory and other	25	-	25	-	26	-	27	-	103	-
Total sales, asset and account expense	928	903	901	876	880	854	799	772	3,508	3,405
General and administration	471	496	505	530	528	554	553	580	2,057	2,160
Restructuring charge	-	-	-	-	-	-	91	91	91	91
Amortization of intangible assets	38	38	38	38	38	38	37	37	151	151
Total expense	$2,935	$2,935	$2,858	$2,858	$2,785	$2,785	$2,910	$2,910	$11,488	$11,488
Check	-	-	-	-	-	-	-	-	-	-

(1) Beginning in the first quarter of 2024, BlackRock, Inc. updated the presentation of the Company’s expense line items within the consolidated statements of income by including a new “sales, asset, and account expense” income statement caption, which is comprised of distribution and servicing costs, direct fund expense, and sub-advisory and other sales, asset, and account-based expense. Sub-advisory and other expense was previously reported within general and administration expense. Management believes the inclusion of this new sales, asset, and account expense caption provides both management and investors useful disclosure of the Company’s variable, non-compensation, sales, asset, and account-based expense over time. We have recast the Company’s 2022 and 2023 expense line items to conform to this new presentation.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of AUM; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of future acquisitions or divestitures, including the acquisition of Global Infrastructure Management, LLC (referred to herein as Global Infrastructure Partners ("GIP") or the "GIP Transaction"); (7) BlackRock’s ability to integrate acquired businesses successfully, including GIP; (8) risks related to the GIP Transaction, including the possibility that the GIP Transaction does not close, the failure to satisfy the closing conditions, the possibility that expected synergies and value creation from the GIP Transaction will not be realized, or will not be realized within the expected time period, and impacts to business and operational relationships related to disruptions from the GIP Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of the Company; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to the Company; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of March 31, 2024 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of February 29, 2024. The performance data does not include accounts terminated prior to March 31, 2024 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares® funds globally using an index strategy. AUM information is based on AUM available as of March 31, 2024 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.